CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Current
Cash	$ 793	$ 1,034
Accounts receivable		50,000
Due from related parties	319	116,020
Advances receivable	15,337	16,298
Total current assets	16,449	183,352
Total assets	16,449	183,352
Current
Accounts payable	385,877	345,727
Accrued liabilities	142,055	145,595
Due to related parties	295,481	222,091
Total current liabilities	823,413	713,413
Loan	24,182
Total liabilities	847,595	713,413
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0008 per share par value Issued and outstanding 38,906,742 Common Shares (December 31, 2019 - 38,906,742)	31,125	31,125
Additional paid-in capital	43,325,272	43,325,272
Deficit accumulated during the exploration stage	(44,187,543)	(43,886,458)
Total shareholders' deficiency	(831,146)	(530,061)
Total liabilities and shareholders' deficiency	$ 16,449	$ 183,352